UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2003

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     1-7949                   72-0888772
            --------                     ------                   ----------
       (State or other            (Commission File No.)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)

       610 N.E. Jensen Beach Blvd.
         Jensen Beach, Florida                                       34957
         ---------------------                                       -----
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181
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ITEM 5. OTHER EVENTS

On July 7, 2003, the Court in the action entitled Gatz et al. v. Ponsoldt, Sr. et al., Case No. 4:02 CV 3113 in the Federal District Court for the District of Nebraska, concluded that venue in the District of Nebraska was improper and granted defendants' motions to transfer the case to the District of Delaware. In connection with the transfer of the case to Delaware, the Court denied as moot the other motions pending before it without prejudice to their reassertion in the United States District Court for the District of Delaware, and cancelled the hearing on plaintiffs' motion for preliminary injunction previously set for July 21, 2003.


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

                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGENCY AFFILIATES, INC.


                                              By:    /s/ Laurence S. Levy
                                                     ---------------------------
                                              Name:  Laurence S. Levy
                                              Title: President

Dated: July 18, 2003


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